UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road Sunnyvale, California 94086 (Address of principal executive offices) (zip code) Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.

Approval of the Amendment and Restatement of the 2010 Incentive Award Plan
The Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) previously adopted, subject to stockholder approval, an increase in the number of shares of common stock reserved for issuance pursuant to awards granted under the Company’s 2010 Incentive Award Plan (the “2010 Plan”) from 4,850,000 to 6,250,000 (the “Award Pool Increase”). At the Company’s Annual Meeting of Stockholders held on April 23, 2015 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the 2010 Plan including the Award Pool Increase. The foregoing description of the 2010 Plan, as amended and restated, is qualified in its entirety by reference to the text of the amended and restated 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders of the Company voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 6, 2015:

Proposal No. 1: To elect eight members to the Board of Directors to serve a one-year term expiring at the 2016 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-votes
Craig H. Barratt, Ph.D.	30,183,211	233,654	2,738,776
Gary S. Guthart, Ph.D.	30,081,106	335,759	2,738,776
Eric H. Halvorson	30,017,689	399,176	2,738,776
Amal M. Johnson	30,137,939	278,926	2,738,776
Alan J. Levy, Ph.D.	29,925,719	491,146	2,738,776
Mark J. Rubash	30,186,448	230,417	2,738,776
Lonnie M. Smith	29,932,783	484,082	2,738,776
George Stalk Jr.	30,185,284	231,581	2,738,776

Each of the nominees recommended in Proposal No. 1 was elected.

Proposal No. 2: To approve, by an advisory vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-votes
28,636,450	1,547,428	232,987	2,738,776

Proposal No. 2 was approved.

Proposal No. 3: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstain
32,836,534	111,246	207,861

Proposal No. 3 was approved.

Proposal No. 4: To approve an amendment and restatement of the Company’s 2010 Incentive Award Plan:

For	Against	Abstain	Broker Non-votes
23,157,836	7,029,074	229,955	2,738,776

Proposal No. 4 was approved.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: April 27, 2015	By:	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated.